Contact:   Joseph D. Pititto
                                                          Exec. Dir. Corp. Comm.
                                                          (516) 468-9212
                                                          invest@peri.com




                Periphonics Reports Record First Quarter Results

                  Revenues Rise 41.9 Percent To $43.1 Million;
    Earnings Per Diluted Share Increase To $0.31* Compared With $0.08 In FY99
     (* before expenses associated with pending merger with Nortel Networks)


Bohemia, New York, September 23, 1999 - Periphonics Corporation (NASDAQ: PERI), a leading worldwide provider of products and professional services for call processing solutions used in Computer Telephony Integration (CTI) and Telecom Enhanced Network Services, today reported record results for the company's fiscal year 2000 first quarter which ended August 31, 1999. Total revenues for the quarter increased 41.9 percent to $43.1 million compared with $30.4 million in the first quarter of fiscal 1999. Net income for the quarter increased 304.3 percent to $4.5 million, or $0.31 per diluted share* (*before expenses associated with pending merger), compared with $1.1 million, or $0.08 per diluted share, in the prior year period. Net income for the quarter including expenses associated with the pending merger with Nortel Networks was $3.9 million, or $0.28 per diluted share.

Peter Cohen, Periphonics Chairman and President, said, "We are very pleased with the growth in orders, revenue and earnings achieved during the first quarter of fiscal 2000. It is important to note that these record results follow similar record performance in the fourth quarter of fiscal 1999. Demand for Periphonics products and services continues to grow from a broad range of vertical and geographic markets, product segments, new and existing customers, and includes both large and average size projects."

Cohen noted that the company's backlog increased during the first quarter and its pipeline of business opportunities remains strong thereby providing excellent visibility for year-over-year revenue and earnings growth in the current second quarter of fiscal 2000. "In addition, our outlook is strongly positive for continued profitable growth during the second half of fiscal


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




Periphonics Corporation Reports Record Results For FY2000 First Quarter, continued... pg.2






2000," he said. Commenting on the company's pending merger with Nortel Networks (on August 24, 1999 Periphonics announced that it had signed a definitive agreement to be acquired by Nortel Networks) Cohen said, "We are currently awaiting various regulatory approvals and anticipate closing the transaction before calendar year-end 1999."

System revenues for the first quarter increased 48.4 percent to $32.9 million compared with $22.2 million in the same period last year. Maintenance revenues increased 24.3 percent to $10.2 million compared with $8.2 million in the prior year period. Gross profit for the first quarter increased 44.8 percent to $22.7 million or 52.6 percent of total revenues, compared with $15.7 million or 51.5 percent of total revenues in the prior year period.

Domestic (USA) system revenues for the first quarter increased 16.4 percent to $17.1 million compared with $14.7 million in the prior year period. Domestic maintenance revenues increased 18.4 percent to $8.0 million compared with $6.7 million in the first quarter of fiscal 1999. Total international revenues for the first quarter rose 101.4 percent to $18.1 million compared with $9.0 million in the prior year period. International revenues accounted for 41.9 percent of total revenues. Total revenues from Europe, the Middle East and Africa increased
172.5 percent to $10.5 million compared with $3.9 million in the prior year period. Total revenues from the Pacific Rim increased 8.7 percent to $2.5 million compared with $2.3 million in the prior year period, while total revenues from the Americas (excluding the USA) increased 82.8 percent to $5.1 million compared with $2.8 million in last year's first quarter.

System revenues from the company's newest products and features, including Large Vocabulary Speech Recognition (LVR), CallSPONSOR(R) call center CTI application suite, Periphonics Calling Card Platform (PCCP) and the PeriWeb Internet interface feature, increased 207.7 percent to $9.1 million in the first quarter of fiscal 2000; this represented 27.6 percent of total system revenues, compared with $3.0 million, which represented 13.3 percent of total system revenues, in the same period last year.

About Periphonics
Periphonics Corporation is a global leader in the development, marketing and support of products and professional services for Computer Telephony Integration
(CTI) and Telecom Enhanced Network Services. The Company's products and services utilize such technologies as interactive voice response (IVR), advanced speech processing with large vocabulary recognition, natural language processing and text-to-speech, as well as interactive processing via Web browsers, messaging, and fax. Periphonics also provides comprehensive professional services including project management, software application development, call center integration and script and grammar development. The Company's products and professional services help

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






Periphonics Corporation Reports Record Results For FY2000 First Quarter, continued... pg.3 its customers enhance their customer service offerings, increase caller satisfaction, reduce operating costs and often create new revenue opportunities by automating call and transaction processing. Periphonics is an ISO 9001/TickIT registered company with systems installed in more than 50 countries. For further information, visit our site on the World Wide Web at www.peri.com.


Special Note Regarding Forward-Looking Statements:
A number of statements contained in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include, but are not limited to: fluctuations in product demand, long sales cycles that affect timing of orders from and shipments to customers, delays in development and customer acceptance of custom software applications, the timing and market acceptance of new product introductions, changes in market pricing, litigation, risks in product and technology development, delays in orders or installation schedule due to customers' internal Y2K issues, delays in delivery of orders due to fluctuations in inventory, as well as changes in general economic conditions in domestic and international markets. For a more detailed description of these other risk factors, please refer to the Company's Securities and Exchange Commission filings including the Company's Forms 10-Q and Form 10-K and Annual Report.
                              (See Attached Tables)

                    PERIPHONICS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per share data)

                                                                                           August 31, 1999   May 31, 1999
                                                                                           (Unaudited)           (Audited)
ASSETS
Current Assets:
Cash and cash equivalents....................................................                $19,409             $26,564
Short-term investments.......................................................                 11,841               1,000
Accounts receivables, less allowance for doubtful
    accounts of $1,783 and $1,783, respectively..............................                 45,374              45,187
Inventories..................................................................                 17,037              16,078
Deferred income taxes........................................................                  2,120               1,852
Prepaid expenses and other current assets ...................................                  1,947               1,833
                                                                                             -------              ------
   Total current assets......................................................                 97,728              92,514

Property, plant and equipment, net...........................................                 20,218              20,072
Other assets.................................................................                    478                 461
                                                                                            --------            --------
TOTAL ASSETS.................................................................               $118,424            $113,047
                                                                                             =======             =======

LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities:
Accounts payables............................................................                $ 8,850             $ 8,250
Accrued expenses and other current liabilities...............................                 23,718              23,483
                                                                                              ------              ------
    Total current liabilities................................................                 32,568              31,733
Deferred income taxes........................................................                      7                 104
                                                                                              ------              ------
TOTAL LIABILITIES............................................................                 32,575              31,837
                                                                                              ------              ------

Stockholders' Equity:
Preferred stock, par value $.01 per share,                                                     ---                  ---
    1,000,000 shares authorized, none issued
Common stock, par value $.01 per share,                                                          140                140
    30,000,000 shares authorized, 14,108,390 issued and
    13,251,590 shares outstanding as of August 31, 1999; 13,999,190 shares issued and 13,142,390 shares outstanding as of May 31, 1999
Additional paid-in capital...................................................                 45,423            44,718
Retained earnings............................................................                 46,784            42,850
                                                                                              ------            ------
                                                                                              92,347            87,708
Treasury stock at cost, 856,800 shares.......................................                 (6,498)           (6,498)
                                                                                              ------            -------
    Total stockholders' equity...............................................                 85,849            81,210
                                                                                              ------            ------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...............................               $118,424          $113,047
                                                                                             =======           =======

                                     -- 5 -

                    PERIPHONICS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                                               Three Months Ended
                                                                                                    August 31,
                                                                                               1999            1998
                                                                                               ----            ----

System revenues...............................................................                $32,904         $22,166
Maintenance revenues..........................................................                 10,244           8,239
                                                                                               ------           -----
   Total revenues.............................................................                 43,148          30,405
                                                                                               ------          ------
Cost of system revenues.......................................................                 15,230          10,380
Cost of maintenance revenues..................................................                  5,228           4,360
                                                                                                -----           -----
   Cost of revenues...........................................................                 20,458          14,740
                                                                                               ------          ------
Gross profit..................................................................                 22,690          15,665
                                                                                               ------          ------
Operating expenses:
    Selling, general and administrative.......................................                 11,313           9,777
    Research and development..................................................                  5,053           4,610
    Expenses associated with pending merger ..................................                    805             ---
                                                                                               ------          ------
                                                                                               17,171          14,387
                                                                                               ------          ------
Earnings from operations......................................................                  5,519           1,278
                                                                                                -----           -----
Other income (expense):
    Interest and other income.................................................                    308             333
    Foreign exchange gain ....................................................                    133             234
                                                                                                  ---             ---
                                                                                                  441             567
                                                                                                  ---             ---
Earnings before provision for income taxes....................................                  5,960           1,845
Provision for income taxes....................................................                  2,026             729
                                                                                                -----             ---
Net earnings..................................................................                  3,934        $  1,116
                                                                                                =====         =======

Per share data:
Basic earnings................................................................               $   0.30       $    0.08
                                                                                              =======        ========
Diluted earnings..............................................................               $   0.28       $    0.08
                                                                                              =======        ========

Weighted average shares:
Basic.........................................................................                 13,205          13,852
                                                                                               ======          ======
Diluted.......................................................................                 14,187          13,937
                                                                                               ======          ======